EXHIBIT 10(iii)(b)
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                                INGERSOLL-RAND COMPANY
                      RETIREMENT PLAN FOR NON-EMPLOYEE DIRECTORS


                                      ARTICLE I

                                       PURPOSE


          1.1 The purpose of this Plan is to provide retirement benefits to Directors of the Company who meet the eligibility requirements hereof.


                                      ARTICLE II

                                     DEFINITIONS


          2.1  "Base   Retainer"  means  the   basic  annual  retainer  for
               non-employee Directors in effect as of an Eligible Director's last date of Service. Base Retainer shall not include any fees payable as a result of attendance at meetings of the Board of Directors or its committees, or other payments made for other services a Director may render.


          2.2 "Board of Directors" means the Board of Directors of Ingersoll-Rand Company.


          2.3  "Company" means Ingersoll-Rand Company.


          2.4 "Compensation Committee" means the Compensation and Nominating Committee of the Board of Directors.


          2.5 "Director" means a duly-elected member of the Board of Directors.


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                                                       EXHIBIT 10(iii)(b)
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          2.6  "Eligible Director" means an individual who has served on the Board of Directors on or after the Effective Date of this Plan (as provided in Section 3.1), who is not an Employee of the Company and who does not qualify to receive a retirement benefit under any pension plan of the Company or its subsidiaries other than this Plan.


          2.7 "Employee" means a person employed by the Company or its subsidiaries in any capacity other than as a Director.


          2.8  "Plan" means this Retirement Plan for Non-Employee
               Directors.


          2.9  "Service" means service as an Eligible Director.


                                     ARTICLE III

                                    EFFECTIVE DATE


          3.1 This Plan shall be effective as of September 1, 1994 (the "Effective Date").


                                      ARTICLE IV

                                    PARTICIPATION


          4.1 Each Eligible Director serving on the Board of Directors on or after the Effective Date shall participate in this Plan.


          4.2 Directors who retire or resign prior to the Effective Date shall continue to be entitled to the retirement benefit, if any, to which they were entitled under the provisions of the predecessor program to this Plan.








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                                                       EXHIBIT 10(iii)(b)
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                                      ARTICLE V

                             RETIREMENT BENEFITS/VESTING


          5.1 An Eligible Director's annual retirement benefit under this Plan shall be vested when he or she has completed five years of Service and shall be equal to a percentage of that

               Director's Base Retainer in accordance with the table below:


                    Completed Years          Percentage of
                       of Service            Base Retainer

                         5 years                  50%
                         6 years                  60%
                         7 years                  70%
                         8 years                  80%
                         9 years                  90%
                    10 years or more             100%


               In no event shall an Eligible Director's percentage of benefit under this Plan exceed 100% of the Eligible Director's Base Retainer.


          5.2 Notwithstanding the provisions of Section 5.1, a Director who was an Eligible Director on the Effective Date and who subsequently retires as a Director upon attaining age 70 (or age 72, in the case of Directors who had attained age 70 by September 1, 1994) after completing at least five years of Service (including for such purpose any period prior to the Effective Date) shall be entitled to a benefit equal to 100% of the Base Retainer.


                                      ARTICLE VI

                                   YEARS OF SERVICE


          6.1 For purposes of this Plan, one year of Service shall mean 365 days of Service as an Eligible Director beginning with an Eligible Director's initial election or appointment to the Board of Directors.


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                                                       EXHIBIT 10(iii)(b)
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          6.2  In the event of a break in Service, a Director's Service as an Eligible Director before and after the break in Service shall be combined to determine years of service for vesting for purposes of Article V.


          6.3 A Director's Service as an Eligible Director prior to the Effective Date of this Plan shall count toward the vesting rules of Article V.


                                     ARTICLE VII

                            PAYMENT OF RETIREMENT BENEFITS


          7.1 An Eligible Director who is retired and is entitled to receive retirement benefits hereunder shall begin to receive retirement benefits when the Eligible Director attains age 70, as more specifically provided in Section 7.2. An Eligible Director who has retired and has met the vesting requirements in Section 5.1 shall be entitled to receive retirement benefits whether or not the Eligible Director is a member of the Board of Directors on his or her 70th birthday.


          7.2 All retirement benefits hereunder shall be payable in quarterly installments equal to one-fourth of the annual amounts determined to be payable under this Plan. An Eligible Director's vested retirement benefit hereunder, if any, shall be payable for the life of the Eligible Director, commencing on the first day of the calendar quarter next following the Eligible Director's 70th birthday.


                                     ARTICLE VIII

                                       FUNDING


          8.1 This Plan shall not be funded by the Company. All payments required to be made hereunder shall be made from the general funds of the Company as and when they become due.





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                                                       EXHIBIT 10(iii)(b)
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                                      ARTICLE IX

                                 PLAN ADMINISTRATION


          9.1 The general administration of this Plan and the responsibility for carrying out the provisions hereof shall be vested in the Compensation Committee. The Compensation Committee may adopt such rules and regulations as it may deem necessary for the proper administration of this Plan, which are not inconsistent with the provisions hereof, and its decision in all matters shall be final, conclusive and binding.


                                      ARTICLE X

                              AMENDMENT AND TERMINATION


          10.1 The Board of Directors reserves in its sole and exclusive discretion the right at any time and from time to time to amend this Plan in any respect or terminate this Plan without restriction and without the consent of any Eligible Director, provided, however, that no amendment or termination of this Plan shall impair the right of any Eligible Director to receive benefits which have become vested pursuant to Article V or Article XI prior to such amendment or termination.


                                     ARTICLE XI

                                  CHANGE OF CONTROL


          11.1 For purposes hereof,

               (a) "Affiliate" shall mean, when used to indicate a relationship with a specified person, a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person.






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                                                       EXHIBIT 10(iii)(b)
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               (b)  "Associate" shall mean, when used to indicate a
                    relationship with a specified person, (i) any corporation, partnership, or other organization of which such specified person is an officer or partner,
                    (ii) any trust or other estate in which such specified person has a substantial beneficial interest or as to which such specified person serves as trustee or in a similar fiduciary capacity, (iii) any relative or spouse of such specified person, or any relative of such spouse who has the same home as such specified person, or who is a Director or officer of the Company or any of its parents or subsidiaries, and (iv) any person who is a director, officer, or partner of such specified person or of any corporation (other than the Company or any wholly-owned subsidiary of the Company), partnership or other entity which is an Affiliate of such specified person.

               (c) "Beneficial Owner" shall have the same meaning as such term is defined by Rule 13d-3 under the Securities Exchange Act of 1934 (or any successor provision at the time in effect); provided, however, that any individual, corporation, partnership, group, association, or other person or entity which has the right to acquire any of the Company's outstanding securities entitled to vote generally in the election of directors at any time in the future, whether such right is contingent or absolute, pursuant to any agreement, arrangement, or understanding or upon exercise of conversion rights, warrants or options, or otherwise, shall be deemed the Beneficial Owner of such securities.

               (d) "Change in Control" shall mean the occurrence of either of the following:


                    (i) any individual, corporation, partnership, group, association or other person or entity, together with its Affiliates and Associates (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company), is or becomes the Beneficial Owner of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors, unless a majority of


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                                                       EXHIBIT 10(iii)(b)
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                         the Continuing Directors determines in their sole
                         discretion that, for purposes of this Plan, a Change in Control has not occurred; or

                   (ii) the Continuing Directors shall at any time fail to constitute a majority of the members of the Board of Directors.

               (e) "Continuing Director" shall mean a Director who either was a member of the Board of Directors on the Effective Date or who became a member of the Board of Directors subsequent to such date and whose election, or nomination for election by the Company's shareholders, was Duly Approved by the Continuing Directors of the Board of Directors at the time of such nomination or election, either by a specific vote or by approval of the proxy statement issued by the Company on behalf of the Board of Directors in which such person is named as a nominee for Director, without due objection to such nomination.

               (f) "Duly Approved by the Continuing Directors" shall mean an action approved by the vote of at least a majority of the Continuing Directors then on the Board of Directors, except, if the votes of such Continuing Directors in favor of such action would be insufficient to constitute an act of the Board of Directors if a vote by all of its members were to have been taken, then such term shall mean an action approved by the unanimous vote of the Continuing Directors then on the Board of Directors so long as there are at least three Continuing Directors on the Board of Directors at the time of such unanimous vote.


          11.2 Upon the occurrence of a Change of Control, the following changes to this Plan shall immediately and automatically become effective:

               (a) Section 7.2 is deleted and the following is inserted in lieu thereof:

                    "All vested retirement benefits hereunder shall be immediately payable upon a Change of Control in one lump sum payment. The lump sum shall be the present value actuarially determined with reference to the



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                                                       EXHIBIT 10(iii)(b)
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                    life expectancy of the Eligible Director whose benefits
                    have vested pursuant to this Plan and prevailing interest rates.

               (b)  New Section 12.9 shall be added to read as follows:

                     "Notwithstanding any other provisions of this Plan to the contrary:

                     (a) the vested benefit hereunder of any Eligible
                         Director as of the date of a Change of Control may not be reduced;

                     (b) any Service accrued by an Eligible Director as of
                         the date of a Change of Control cannot be reduced."


                                     ARTICLE XII

                               MISCELLANEOUS PROVISIONS


          12.1 Nothing contained in this Plan guarantees the continued retention of a Director on the Board of Directors, nor does this Plan limit the right to terminate a Director's Service on the Board of Directors.


          12.2 No retirement benefit payable hereunder may be assigned, pledged, mortgaged or hypothecated and, to the extent permitted by law, no such retirement benefit shall be subject to legal process or attachment for the payment of any claims against any person entitled to receive the same.


          12.3 If an Eligible Director entitled to receive any retirement benefit payments hereunder is adjudged by a court of competent jurisdiction to be legally incapable of giving valid receipt and discharge for such retirement benefit, such payments shall be paid to such person or persons as the duly appointed guardian or other legal representative of such Eligible Director. Such payments shall, to the extent made, be deemed a complete discharge for such payments under this Plan.




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                                                       EXHIBIT 10(iii)(b)
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          12.4 Payments made by the Company under this Plan to any Eligible
               Director shall be subject to withholding as shall, at the time for such payment, be required under any income tax or other laws, whether of the United States or any other jurisdiction.


          12.5 All expenses and costs in connection with the operation of this Plan shall be borne by the Company.


          12.6 The provisions of this Plan will be construed according to the laws of the State of New Jersey.


          12.7 Unless the context clearly indicates a different meaning, the masculine pronoun wherever used herein shall include the feminine gender and the feminine the masculine and the singular number as used herein shall include the plural and the plural the singular.


          12.8 The titles to articles of this Plan are for convenience of reference only and in case of any conflict, the text of this Plan, rather than such titles, shall control.
























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